SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 1997



                       PARKER & PARSLEY PETROLEUM COMPANY
             (Exact name of Registrant as specified in its charter)




           Delaware                      1-10695                74-2570602
(State or other jurisdiction of         Commission           (I.R.S. Employer
incorporation or organization)          File Number       Identification Number)




303 West Wall, Suite 101, Midland, Texas                           79701
(Address of principal executive offices)                        (Zip code)



       Registrant's Telephone Number, including area code : (915) 683-4768


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)




                               Page 1 of 5 pages.

                            Exhibit Index on page 4.


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ITEM 5.         Other Events

     On July 28, 1997, the Company announced the conversion of its 6 1/4% Cumulative Guaranteed Monthly Income Convertible Preferred Shares ("Preferred Shares") to common stock at a rate of 1.7778 shares of common stock for each Preferred Share. The announcement is included as Exhibit 99 to this Report and should be read in connection with the consolidated financial statements and notes thereto included in the Company's 1996 Annual Report on Form 10-K. .


ITEM 7.         Financial Statements and Exhibits

c)     Exhibits:

       99.  -  Press Release




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                       PARKER & PARSLEY PETROLEUM COMPANY



                               S I G N A T U R E S



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PARKER & PARSLEY PETROLEUM COMPANY





Date:   July 31, 1997                 By:       /s/ Scott D. Sheffield
                                          ----------------------------------
                                             Scott D. Sheffield, President
                                               and Chief Executive Officer





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                                  Exhibit Index


Exhibit No.                     Description

       99.                      Press Release







                                        4

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